Exhibit 2(d)(5)


                         THE HIGH YIELD PLUS FUND, INC.
                      FORM OF NOMINEE HOLDER CERTIFICATION

         The undersigned, a bank, broker or other nominee holder of Common Stock, $0.01 par value ("Common Stock"), of The High Yield Plus Fund, Inc. (the "Fund") hereby certifies to the Fund and to State Street Bank and Trust Company, as Subscription Agent pursuant to the Offer described and provided for in the Fund's Prospectus dated, January ___, 1999 (the "Prospectus"), that the undersigned has exercised, on behalf of beneficial owners of Rights (which may include the undersigned), Rights to subscribe for the number of shares of Common Stock specified below pursuant to their Rights under the Primary Subscription (as defined in the Prospectus), listing separately below for each beneficial owner, the number of Rights owned by such beneficial owner, the number of shares subscribed for pursuant to its Rights under the Primary Subscription and the corresponding amount of shares subscribed for pursuant to the Over-Subscription Privilege (as defined in the Prospectus) (without identifying any such beneficial owner). The Undersigned has attached additional sheets if more space is required.

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                                             RECORD DATE POSITION


  NUMBER OF RIGHTS                       NUMBER OF SHARES SUBSCRIBED FOR               NUMBER OF SHARES
                                         PURSUANT TO PRIMARY SUBSCRIPTION        SUBSCRIBED FOR PURSUANT TO
                                                                                 OVER-SUBSCRIPTION PRIVILEGE

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Provide the following information if applicable:             _____________________________________________
                                                                           Name of Nominee Holder

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                                                                              Address

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        Depository Trust Company ("DTC")                     By:__________________________________________
                Participant Number                                Name:
                                                                  Title:
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           DTC Primary Subscription                          Dated _________________________, 1999
             Confirmation Number(s)



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